UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 19, 2018
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 21, 2018, Darden Restaurants, Inc. (the Company) issued a news release entitled “Darden Restaurants Reports Fiscal 2018 Fourth Quarter and Full Year Results; Fourth Quarter Same-Restaurant Sales Growth of 2.2%; Increases Quarterly Dividend 19% to $0.75; and Provides Fiscal 2019 Outlook,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the slide presentation accompanying the Company’s conference call will be posted on the Company’s website.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for Executive Vice President and Chief Operating Officer
On June 19, 2018, the Compensation Committee of the Board of Directors of the Company (the Committee) approved new compensation arrangements for David C. George, Executive Vice President and Chief Operating Officer. Mr. George’s base salary will be $750,000 effective July 30, 2018. Mr. George’s target annual bonus under the Company’s annual cash incentive program and target annual equity grant under the Company’s long-term incentive program will remain unchanged.
Compensation Arrangements for Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
On June 19, 2018, the Committee approved new compensation arrangements for Matthew R. Broad, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of the Company. Mr. Broad’s base salary will be $525,000 effective July 30, 2018. Mr. Broad’s target annual bonus under the Company’s annual cash incentive program will remain unchanged. Mr. Broad’s target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $650,000.
Compensation Arrangements for Senior Vice President and Chief Financial Officer
On June 19, 2018, the Committee approved new compensation arrangements for Ricardo Cardenas, Senior Vice President and Chief Financial Officer of the Company. Mr. Cardenas’ base salary will be $700,000 effective July 30, 2018. Mr. Cardenas’ target annual bonus under the Company’s annual cash incentive program will remain unchanged. Mr. Cardenas’ target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $1,300,000.
Compensation Arrangements for President, LongHorn Steakhouse
On June 19, 2018, the Committee approved new compensation arrangements for Todd A. Burrowes, President, LongHorn Steakhouse. Mr. Burrowes’ base salary will be $610,000 effective July 30, 2018. Mr. Burrowes’ target annual bonus under the Company’s annual cash incentive program will remain unchanged. Mr. Burrowes’ target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $1,000,000.
Compensation Arrangements for President and Chief Executive Officer
On June 20, 2018, the independent members of the Board of Directors of the Company (the Board) approved new compensation arrangements for Eugene I. Lee, Jr., President and Chief Executive Officer of the Company. Mr. Lee’s base salary will remain unchanged. Mr. Lee’s target annual bonus under the Company’s annual cash incentive program will be 200% of his annual base salary effective for fiscal 2019. Mr. Lee’s target annual equity grant under the Company’s long-term incentive program will remain unchanged.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2018, the Board, upon recommendation of the Nominating and Governance Committee of the Board, approved an amendment and restatement of the Company’s bylaws (the Bylaws).  The amendments include provisions which:

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(a) change the date and time established for the annual meeting of shareholders, unless another date is fixed by the Board, from the fourth Monday of September of each year at 1:00 p.m. Eastern, to the third Wednesday of September of each year at 10:00 a.m. Eastern, (b) revise technical requirements of various notice provisions to more closely track the text of the Florida business corporation act, (c) remove references to committees from the provisions governing nomination of directors, (d) clarify and move language regarding the Chairman of the Board’s duties, (e) revise the list of directors who may call special meetings of the Board, removing the Vice Chairman of the Board and the President of the Company, and adding the chair of the Nominating and Governance committee and the Chief Executive Officer of the Company (if also a director), (f) clarify that the Board may not abolish the Audit, Compensation, or Nominating and Governance committees, (g) clarify the operation and authority of the committee charters, (h) remove a conflicting provision to clarify that the Board can set the size of the Board by resolution, (i) relocate language regarding officer elections to different sections of the Bylaws, and (j) delete language that suggests that the Board must replace a director who resigns after failing to obtain a majority vote rather than simply accepting the resignation.  In addition to these amendments, the Board also adopted other minor, clarifying and technical amendments to those and other sections of the Bylaws.  A copy of the Bylaws as amended effective June 20, 2018 is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated here by reference. The foregoing summary is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Bylaws, as amended through June 20, 2018.
99.1
News release dated June 21, 2018, entitled “Darden Restaurants Reports Fiscal 2018 Fourth Quarter and Full Year Results; Fourth Quarter Same-Restaurant Sales Growth of 2.2%; Increases Quarterly Dividend 19% to $0.75; and Provides Fiscal 2019 Outlook.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President and Chief Financial Officer
Date: June 21, 2018

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